UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)

November 15, 2006

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2006-AR5

(Exact name of Issuing Entity as specified in its charter)

DEUTSCHE ALT-A SECURITIES, INC.

(Exact name of Depositor as specified in its charter)

DB STRUCTURED PRODUCTS, INC.

(Exact name of Sponsor as specified in its charter)

DEUTSCHE ALT-A SECURITIES, INC.

 (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131600-08 (Commission File Number)	35-2184183 (IRS Employer ID Number)
60 Wall Street New York, New York 10005	10005
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 250-2500

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 31, 2006, Deutsche Alt-A Securities, Inc., (the “Company”) entered into a pooling and servicing agreement dated as of October 1, 2006 (the “Pooling and Servicing Agreement”), among the Company, as depositor, HSBC Bank USA, National Association as trustee (the “Trustee”) and Wells Fargo Bank, N.A. as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”) providing for the issuance of Deutsche Alt-A Securities Mortgage Loan Trust 2006-AR5, Mortgage Pass-Through Certificates, Series 2006-AR5. The Pooling and Servicing Agreement is annexed hereto as Exhibit 4.1.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transaction:

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

            The Mortgage Loan Purchase Agreement, dated as of October 31, 2006, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Servicing Agreement, dated as of August 5, 2005, between DB Structured Products, Inc., as owner, and GMAC Mortgage Corporation, as the servicer.*

99.3

Assignment, Assumption and Recognition Agreement, dated as of October 31, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and GMAC Mortgage, LLC, as the servicer.

99.4

First Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2005, as amended and restated to and including December 1, 2005, between DB Structured Products, Inc., as assignor and IndyMac Bank, F.S.B., as the servicer.

99.5

Assignment, Assumption and Recognition Agreement, dated as of October 31, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and IndyMac Bank, F.S.B., as the servicer.

99.6

Amended and Restated Mortgage Loan Purchase and Servicing Agreement, dated as of January 1, 2005, (the “GreenPoint Servicing Agreement”) between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.7

Amendment Number One to the GreenPoint Servicing Agreement, dated as of April 8, 2005, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.8

Amendment Number Two to the GreenPoint Servicing Agreement, dated June 30, 2005, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.9

Amendment Number Three to the Amended and Restated Mortgage Loan Purchase and Servicing Agreement, dated as of January 1, 2005, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.10

Amendment Number Four to the Amended and Restated Mortgage Loan Purchase and Servicing Agreement, dated as of March 7, 2006, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.

99.11

Amendment Number Five to the Amended and Restated Mortgage Loan Purchase and Servicing Agrement, dated as of June 9, 2006, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.

99.12

Assignment, Assumption and Recognition Agreement, dated as of October 31, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and GreenPoint Mortgage Funding, Inc., as the servicer.

99.13

Servicing Agreement, dated as of December 1, 2005, between DB Structured Products, Inc., as owner, and Wells Fargo Bank, N.A., as servicer.**

99.14

Assignment, Assumption and Recognition Agreement, dated as of October 31, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, as assignee, and Wells Fargo Bank, N.A., as the servicer, and acknowledged and agreed to by HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer.

99.15

Seller’s Warranties and Servicing Agreement, dated as of January 1, 2006, between DB Structured Products, Inc., as purchaser, and Wells Fargo Bank, N.A., as servicer.

99.16

Assignment, Assumption and Recognition Agreement, dated as of October 31, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, as assignee, and Wells Fargo Bank, N.A., as the servicer, and acknowledged and agreed to by HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer.

99.17

ISDA Master Agreement, Schedule to the Master Agreement and  Certificate Swap Transaction Confirmation, each dated as of October 31, 2006, between Deutsche Bank AG, New York Branch, as certificate swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.18

Class I-A-1 Swap Transaction Confirmation, dated as of October 31, 2006, between Deutsche Bank AG, New York Branch, as Class I-A-1 swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.19

Cap Confirmation, dated as of October 31, 2006, between The Bank of New York, as cap provider, and Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of the Supplemental Interest Trust of the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR5, Mortgage Pass-Through Certificates.

* Incorporated herein by reference to the Form 8-K filed with the SEC on April 17, 2006.

**Incorporated herein by reference to the Form 8-K filed with the SEC on July 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE ALT-A SECURITIES, INC.

By: /s/ Ernie Calabrese

Name: Ernie Calabrese

Title:   Director

By: /s/ Rika Yano

Name: Rika Yano

Title:   Vice President

Dated: November 15, 2006

4.1

The Pooling and Servicing Agreement, dated as of October 1, 2006, by and among the Company, the Master Servicer, the Securities Administrator and the Trustee.

99.1

The Mortgage Loan Purchase Agreement, dated as of October 31, 2006, by and between DB Structured Products, Inc., as the seller (the “Seller”) and the Company.

99.2

Servicing Agreement, dated as of August 5, 2005, between DB Structured Products, Inc., as owner, and GMAC Mortgage Corporation, as the servicer.*

99.3

Assignment, Assumption and Recognition Agreement, dated as of October 31, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and GMAC Mortgage, LLC, as the servicer.

99.4

First Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of June 1, 2005, as amended and restated to and including December 1, 2005, between DB Structured Products, Inc., as assignor and IndyMac Bank, F.S.B., as the servicer.

99.5

Assignment, Assumption and Recognition Agreement, dated as of October 31, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and IndyMac Bank, F.S.B., as the servicer.

99.6

Amended and Restated Mortgage Loan Purchase and Servicing Agreement, dated as of January 1, 2005, (the “GreenPoint Servicing Agreement”) between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.7

Amendment Number One to the GreenPoint Servicing Agreement, dated as of April 8, 2005, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.8

Amendment Number Two to the GreenPoint Servicing Agreement, dated June 30, 2005, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.9

Amendment Number Three to the Amended and Restated Mortgage Loan Purchase and Servicing Agreement, dated as of January 1, 2005, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.*

99.10

Amendment Number Four to the Amended and Restated Mortgage Loan Purchase and Servicing Agreement, dated as of March 7, 2006, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.

99.11

Amendment Number Five to the Amended and Restated Mortgage Loan Purchase and Servicing Agrement, dated as of June 9, 2006, between DB Structured Products, Inc., as initial purchaser, and GreenPoint Mortgage Funding, Inc. as the seller.

99.12

Assignment, Assumption and Recognition Agreement, dated as of October 31, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, Inc., as assignee, and GreenPoint Mortgage Funding, Inc., as the servicer.

99.13

Servicing Agreement, dated as of December 1, 2005, between DB Structured Products, Inc., as owner, and Wells Fargo Bank, N.A., as servicer.**

99.14

Assignment, Assumption and Recognition Agreement, dated as of October 31, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, as assignee, and Wells Fargo Bank, N.A., as the servicer, and acknowledged and agreed to by HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer.

99.15

Seller’s Warranties and Servicing Agreement, dated as of January 1, 2006, between DB Structured Products, Inc., as purchaser, and Wells Fargo Bank, N.A., as servicer.

99.16

Assignment, Assumption and Recognition Agreement, dated as of October 31, 2006, among DB Structured Products, Inc., as assignor, Deutsche Alt-A Securities, as assignee, and Wells Fargo Bank, N.A., as the servicer, and acknowledged and agreed to by HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer.

99.17

ISDA Master Agreement, Schedule to the Master Agreement and  Certificate Swap Transaction Confirmation, each dated as of October 31, 2006, between Deutsche Bank AG, New York Branch, as certificate swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.18

Class I-A-1 Swap Transaction Confirmation, dated as of October 31, 2006, between Deutsche Bank AG, New York Branch, as Class I-A-1 swap provider, and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as trustee for the supplemental interest trust.

99.19

Cap Confirmation, dated as of October 31, 2006, between The Bank of New York, as cap provider, and Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator on behalf of the Supplemental Interest Trust of the Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR5, Mortgage Pass-Through Certificates.

* Incorporated herein by reference to the Form 8-K filed with the SEC on April 17, 2006.

**Incorporated herein by reference to the Form 8-K filed with the SEC on July 17, 2006.